UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2023

Presto Automation Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39830	84-2968594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 817-9012

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PRST	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock	PRSTW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2023, Presto Automation Inc. (the “Company”) appointed Stanley Mbugua, age 52, the Company’s Chief Accounting Officer, a newly-created position for the Company. Prior to joining Presto, Mr. Mbugua served as Chief Accounting Officer at Skillz Inc. (NYSE: SKLZ), a mobile eSports platform, a position he held since 2021.  Mr. Mbugua served as Group Vice President and Chief Accounting Officer of Rimini Street, a software company delivering third-party enterprise software support for Oracle, SAP, JD Edwards, PeopleSoft, Siebel, and other applications, from 2017 to 2021.  From 2015 to 2017, Mr. Mbugua served as Senior Director and Corporate Controller at Lattice Semiconductor, a manufacturer of high-performance programmable logic devices.  Mr. Mbugua is a Certified Public Accountant and has a Bachelor’s degree from the University of Nairobi.

Mr. Mbugua will be entitled to receive an annual base salary of $340,000 and an annual bonus opportunity of 30% of his base salary.  Mr. Mbugua will be granted 250,000 restricted stock units (“RSUs”) pursuant to the Company’s 2022 Incentive Award Plan, 25% of which will vest on February 6, 2024, with the remainder vesting in equal installments monthly over the next 36 months thereafter.  Mr. Mbugua is also entitled to participate in or receive benefits under the employee benefit programs maintained by the Company, including its health, dental, vision, life and disability insurance benefits.

Mr. Mbugua has no family relationships, as defined in Item 401 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with any director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which he will be selected as an officer of the Company.  In addition, there have been no transactions directly or indirectly involving Mr. Mbugua that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTO AUTOMATION INC.

By:	/s/ Susan Shinoff
	Name:	Susan Shinoff
	Title:	General Counsel and Corporate Secretary

Dated: March 21, 2023